UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 22, 2022
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
e) Compensatory Arrangements of Certain Officers
This amended Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K, filed by Nordstrom, Inc. (the “Company”) with the Securities and Exchange Commission on February 28, 2022 (the “Prior Report”), relating to compensatory arrangements of the Company’s five Named Executive Officers (the “Executives”) as set forth in the Company’s proxy statement dated April 8, 2021. As referenced in the Prior Filing, the Compensation, People and Culture Committee of the Board of Directors awarded stock options (“Options”) and performance share units (“PSUs”) to the Executives on February 22, 2022, with an effective date of March 3, 2022. The number of Options and PSUs awarded to each Executive was to be determined pursuant to established formulae, but at the time of the Prior Report not all inputs for those formulae were available. For that reason, the number of Options and PSUs actually awarded was indeterminable at the time of the Prior Report. This amended Current Report on Form 8-K/A is being filed to update the Prior Report and provide this information. The number of Options and PSUs awarded to each of the Executives is provided in the table below.

Named Executive Officer	Options Awarded	PSUs Awarded
Erik B. Nordstrom Chief Executive Officer (Principal Executive Officer)	102,506	70,536
Peter E. Nordstrom President, Nordstrom Inc. and Chief Brand Officer	102,506	70,536
Anne L. Bramman Chief Financial Officer (Principal Financial Officer)	78,673	54,136
Kenneth J. Worzel Chief Operating Officer	86,395	59,450
Edmond Mesrobian Chief Technology Officer	46,335	31,883
ITEM 9.01 Financial Statements and Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: March 28, 2022